UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

__________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 17, 2026

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THE ONCOLOGY INSTITUTE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-39248	84-3562323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18000 Studebaker Road, Suite 800, Cerritos, CA	90703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (562) 735-3226

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	TOI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common stock, each at an exercise price of $11.50 per share	TOIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2026, The Oncology Institute, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) in which the Company’s holders of Common Stock considered four proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 2026.

At the meeting, a total of 75,242,437 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) were voted, representing 75.26% of the 99,982,933 shares of Common Stock outstanding as of the April 24, 2026 record date. The results of the items voted on at the 2026 Annual Meeting are as follows:

Proposal 1: Election of Directors

The Company’s stockholders elected eight directors to serve for the ensuing year and until their successors are elected and qualified, or until their earlier death, resignation or removal. The Company elects its directors on a plurality vote basis. The votes regarding the election of directors were as follows:

Nominee	For	Authority Withheld	Broker Non-Votes

Brad Hively	24,098,631	1,477,084	49,666,722
Karen Johnson	23,014,174	2,561,541	49,666,722
Mohit Kaushal	24,061,396	1,514,319	49,666,722
Anne McGeorge	24,062,503	1,513,212	49,666,722
Mark Pacala	24,068,647	1,507,068	49,666,722
Mark Stolper	24,102,389	1,473,326	49,666,722
Kimberly Tzoumakas	24,102,880	1,472,835	49,666,722
Daniel Virnich	25,528,398	47,317	49,666,722

Proposal 2: Ratification of the Appointment of Independent Registered Public Accountants

The ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved. The votes regarding the ratification of the appointment were as follows:

For	Against	Abstain	Broker Non-Votes

75,098,890	37,257	106,290	N/A

Proposal 3: Approval, on a non-binding, advisory basis, of the Company’s named executive officers (the “Say-on-Pay Proposal”)

The Say-on-Pay Proposal was approved. The votes regarding the approval of the Say-on-Pay Proposal were as follows:

For	Against	Abstain	Broker Non-Votes

25,280,934	282,655	12,126	49,666,722

Proposal 4: Approval, on a non-binding, advisory basis, of the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers (the “Say-on-Frequency Proposal”)

The Say-on-Frequency Proposal was approved as follows:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes

24,918,766	21,446	590,788	44,715	49,666,722

In light of the voting results on the Say-on-Frequency Proposal, the Company determined that, subject to the Company continuing to be subject to any applicable requirement to have such a vote, the Company will hold an advisory vote on the compensation of the Company’s named executive officers annually and will continue to hold advisory votes on the compensation of the Company’s named executive officers annually until the next required vote on the frequency of advisory votes on the compensation of the Company’s named executive officers

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2026	THE ONCOLOGY INSTITUTE, INC.

	By:	/s/ Minh Merchant
	Name:	Minh Merchant
	Title:	Chief Legal Officer